UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08062

Nicholas Equity Income Fund, Inc.
(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)	(Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2015

Date of reporting period: 09/30/2014

Item 1. Report to Stockholders.

September 30, 2014

NICHOLAS
EQUITY INCOME
FUND, INC.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS EQUITY INCOME FUND, INC.

November 2014

Report to Fellow Shareholders:

     For the six-month period ended September 30, 2014, Nicholas Equity Income Fund advanced 3.32% versus 6.42% for the Standard & Poor’s 500 Index (S&P 500). We are pleased to report the Fund had a 30-day SEC yield of 2.46% as of September 30, 2014, which exceeded the S&P 500’s indicated dividend yield of 2.03%. The Fund is lagging in the one- and three-year periods but the Fund’s long term record has outperformed its benchmark over the past five- and ten-year periods. We believe the Fund’s investments are structured more conservatively than the market, thus during recent periods of outsized market returns the Fund underperformed the broader market. We are pleased with our long-term record as it incorporates the full market cycle.

     Returns for Nicholas Equity Income Fund, Inc. and selected indices are provided in the chart below for the periods ended September 30, 2014.

				Average Annual Total Return
	6 Month	1 Year	r	3 Year	5 Year	10 Year
Nicholas Equity Income Fund, Inc	3.32%	11.24%		20.28%	15.77%	10.51%
Standard & Poor’s 500 Index	6.42%	19.73%		22.99%	15.70%	8.11%
Consumer Price Index	0.85%	1.66%		1.59%	1.94%	2.27%
Ending value of $10,000 invested in
Nicholas Equity Income Fund, Inc	$10,332	$11,124		$17,400	$20,793	$27,172
Fund’s Expense Ratio
(from 07/31/14 Prospectus): 0.72%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns may be reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     At September 30, 2014, the Fund held 49 stocks and a cash position of 6.60%. All of the stocks in the portfolio have paid dividends and most have raised their dividends periodically. The Fund’s top five holdings were ADT Corporation, Microsoft Corporation, Cardinal Health, Gannett Co. and Williams Companies. These five holdings accounted for approximately 14% of the Fund’s net assets. For the six-month period ended September 30, 2014, stocks that helped the Fund’s performance were Williams Companies, CenturyLink, Kinder Morgan, Inc., Cinemark Holdings and West Corporation. Stocks that hurt performance were FirstMerit, Artisan Partners Asset Management, Grief, Tupperware Brands and Nu Skin Enterprises. Relative to the S&P 500, the energy sector positively contributed the most to the Fund’s performance over the past six months, offset by underperformance in the consumer staples and financials sectors. In terms of industry concentration, consumer discretionary represented approximately 22% of the portfolio, industrials 17%, financials 15%, energy 11% and consumer staples 8%.

     After starting the first quarter of the year in negative territory, the U.S. economy has rebounded the past two quarters with positive GDP (gross domestic product) growth of 4.6% and an estimated 3.5%, respectively. There are several signs of strength in the economy as the U.S. has added 2.3 million jobs this year and the unemployment rate has fallen to 5.8%, the lowest level in six years. Despite an improving economy, the U.S. 10-year treasury yield remains near historical low levels due to muted inflation and a mixed global economy. Over the past year, growth in Europe was anemic at best and emerging market’s forecasted growth was just modestly reduced by the International Monetary Fund (IMF). We do not try to predict interest rates but we believe directionally interest rates will rise due to an expanding economy and the end of the Federal Reserve’s six-year quantitative easing program. The Federal Reserve has also been keeping short-term rates near zero by targeting the federal funds rate, which it expects to begin raising if employment and inflation objectives are met. The exact timing and pace of changes to the federal funds rate is unknown. Management seeks to construct and maintain a portfolio that can produce attractive total returns regardless of the interest rate environment by focusing on high quality dividend paying stocks that have the ability to grow over time.

     Moving into 2015, we look for the market to produce more normalized returns as the nearly six-year bull market has led to the S&P 500 more than doubling from the March 2009 lows. Given another strong market year-to-date, we are cognizant that valuations have moved higher. The forward 12-month earnings multiple for the S&P 500 now stands at about 16 times, which is above both the 5-year average of 13.5 and the 10-year average of 14.1. Compelling investment opportunities are becoming more difficult to identify but opportunities do exist and we are focusing on high quality dividend paying securities while staying disciplined on valuation. Historically, dividends paid by companies to their shareholders have accounted for almost half of the total returns earned by common stocks, while also having provided some downside protection in bear markets.

     We are pleased with the Fund’s relative long-term performance compared to other equity income funds. For the period ended September 30, 2014, Nicholas Equity Income Fund ranked within the top 89% (414 out of 465 funds) in the Lipper Equity Income Funds objective, top 41% (130 out of 323), top 8% (21 out of 271) and top 3% (4 out of 160), based on total returns, for the one-, three-, five- and ten-year periods, respectively.

Thank you for your continued investment in the Fund.

Sincerely,

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, the Fund may invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for long-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may invest in REIT’s and Real Estate Securities which involve additional risks related to the real estate industry. The performance of these securities is dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. Lipper Rankings Scale: 1% equals highest; 100% equals lowest (based on total returns). Past performance does not guarantee future results.

Forward earnings are a company’s forecasted, or estimated, earnings made by analysts or by the company itself. Forward earnings differ from trailing earnings (which is the figure that is quoted more often) in that they are a projection and not a fact. Earnings growth is not a measure of the Fund’s performance.

Dividend yield: The annual dividends per share divided by the price per share expressed as a percentage.

30-day SEC yield: A standardized yield computed by dividing the net investment income per share earned during the past 30-day period by the share price at the end of the period.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights (NSEIX)

For a share outstanding throughout each period

	Six Months
	Ended
	09/30/2014			Years Ended March 31,
	(unaudited)		2014	2013	2012	2011	2010
NET ASSET VALUE,
BEGINNING OF PERIOD	$19.68		$17.93	$15.61	$15.98	$13.64	$8.64
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.21		.38	.43	.48	.39	.35
Net gain on securities
(realized and unrealized)	.43		2.58	2.71	.17	2.26	4.97
Total from investment
operations	.64		2.96	3.14	.65	2.65	5.32
LESS DISTRIBUTIONS
From net investment income	(.17)		(.41)	(.46)	(.49)	(.30)	(.32)
From net capital gain	(.48)		(.80)	(.36)	(.53)	(.01)	—
Total distributions	(.65)		(1.21)	(.82)	(1.02)	(.31)	(.32)
NET ASSET VALUE, END
OF PERIOD	$19.67		$19.68	$17.93	$15.61	$15.98	$13.64

TOTAL RETURN	3.32	%(1)	16.80%	21.03%	4.35%	19.64%	62.39%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$541.0		$516.9	$326.0	$201.5	$157.7	$61.7
Ratio of expenses to
average net assets	.73	%(2)	.72%	.75%	.79%	.85%	.90	%(3)
Ratio of net investment
income to average
net assets	2.13	%(2)	2.18%	2.87%	3.39%	3.20%	3.21	%(3)
Portfolio turnover rate	15.21	%(2)	30.08%	22.20%	38.58%	26.44%	36.43%

(1) Not annualized.

(2) Annualized.

(3) During the fiscal year ended March 31, 2010, the Adviser waived the Fund’s expenses in excess of 0.90%. Absent the waiver of expenses, the Fund’s ratio of expenses to average net assets would have been 1.03% and the ratio of net investment income to average net assets would have been 3.07%.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings

September 30, 2014 (unaudited)

Percentage
Name	of Net Assets
ADT Corporation (The)	3.08%
Microsoft Corporation	3.05%
Cardinal Health, Inc	2.98%
Gannett Co., Inc	2.70%
Williams Companies, Inc. (The)	2.64%
Target Corporation	2.61%
Cinemark Holdings, Inc	2.61%
Kinder Morgan, Inc	2.61%
Nielsen N.V	2.60%
Walgreen Co	2.47%
Total of top ten	27.35%

Sector Diversification (as a percentage of portfolio)
September 30, 2014 (unaudited)

Fund Expenses

For the six month period ended September 30, 2014 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	03/31/14	09/30/14	04/01/14 - 09/30/14
Actual	$1,000.00	$1,033.20	$3.72
Hypothetical	1,000.00	1,021.34	3.70
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 183 then divided by 365 to reflect the one-half year period.

Schedule of Investments
September 30, 2014 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 93.40%
	Consumer Discretionary – Durables & Apparel — 3.49%
200,000	Leggett & Platt, Incorporated	$6,984,000
172,500	Tupperware Brands Corporation	11,909,400
		18,893,400
	Consumer Discretionary – Media — 10.30%
414,080	Cinemark Holdings, Inc	14,095,283
492,500	Gannett Co., Inc	14,612,475
230,000	Thomson Reuters Corporation	8,374,300
140,000	Time Warner Inc	10,529,400
80,300	WPP plc	8,065,332
		55,676,790
	Consumer Discretionary – Retailing — 2.61%
225,000	Target Corporation	14,103,000
	Consumer Discretionary – Services — 5.22%
132,500	DineEquity, Inc	10,810,675
92,500	McDonald’s Corporation	8,769,925
251,000	Six Flags Entertainment Corporation	8,631,890
		28,212,490
	Consumer Staples – Food & Staples Retailing — 2.47%
225,000	Walgreen Co	13,335,750
	Consumer Staples – Food, Beverage & Tobacco — 4.74%
292,300	B&G Foods, Inc	8,052,865
90,000	Kraft Foods Group, Inc	5,076,000
149,500	Philip Morris International Inc	12,468,300
		25,597,165
	Consumer Staples – Household & Personal Products — 0.91%
109,100	Nu Skin Enterprises, Inc. – Class A	4,912,773
	Energy — 11.49%
345,019	Dorchester Minerals, L.P	10,202,212
140,000	Enlink Midstream Partners LP	4,263,000
367,500	Kinder Morgan, Inc	14,089,950
174,600	Plains All American Pipeline, L.P	10,276,956
257,500	Williams Companies, Inc. (The)	14,252,625
170,000	Williams Partners L.P	9,018,500
		62,103,243
	Financials – Banks — 3.71%
507,500	FirstMerit Corporation	8,932,000
130,000	PNC Financial Services Group, Inc. (The)	11,125,400
		20,057,400

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2014 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 93.40% (continued)
	Financials – Diversified — 1.61%
167,500	Artisan Partners Asset Management Inc	$8,718,375
	Financials – Insurance — 7.19%
115,000	ACE Limited	12,060,050
635,000	Old Republic International Corporation	9,067,800
210,000	ProAssurance Corporation	9,254,700
205,000	Willis Group Holdings PLC	8,487,000
		38,869,550
	Financials – Real Estate — 2.85%
225,000	Plum Creek Timber Company, Inc	8,777,250
103,800	W.P. Carey Inc	6,619,326
		15,396,576
	Health Care – Equipment & Services — 4.99%
215,000	Cardinal Health, Inc	16,107,800
220,000	ResMed Inc	10,839,400
		26,947,200
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 2.41%
440,000	Pfizer Inc	13,010,800
	Industrials – Capital Goods — 3.96%
56,300	National Presto Industries, Inc	3,417,973
82,500	Snap–on Incorporated	9,989,100
90,000	Stanley Black & Decker, Inc	7,991,100
		21,398,173
	Industrials – Commercial & Professional Services — 11.32%
470,000	ADT Corporation (The)	16,666,200
440,300	KAR Auction Services, Inc	12,605,789
317,500	Nielsen N.V	14,074,775
180,000	Republic Services, Inc	7,023,600
367,300	West Corporation	10,820,658
		61,191,022
	Industrials – Transportation — 2.00%
120,000	Ryder System, Inc	10,796,400
	Information Technology – Semiconductors &
	Semiconductor Equipment — 1.79%
205,000	Microchip Technology Incorporated	9,682,150

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2014 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 93.40% (continued)
	Information Technology – Software & Services — 4.11%
355,000	Microsoft Corporation	$16,457,800
130,000	Paychex, Inc	5,746,000
		22,203,800
	Materials — 1.70%
185,664	Greif, Inc. – Class B	9,190,368
	Telecommunication Services — 4.53%
335,000	AT&T Inc	11,805,400
310,000	CenturyLink, Inc	12,675,900
		24,481,300
	TOTAL COMMON STOCKS
	(cost $414,473,189)	504,777,725

SHORT-TERM INVESTMENTS — 6.14%
	Commercial Paper – 5.82%
$1,150,000	Bell Canada 10/01/14, 0.24%	1,150,000
2,000,000	Bemis Company, Inc. 10/02/14, 0.25%	1,999,986
1,000,000	J.M. Smucker Company (The) 10/03/14, 0.26%	999,986
500,000	Bayer AG 10/06/14, 0.23%	499,984
1,200,000	Nissan Motor Acceptance Corporation 10/06/14, 0.24%	1,199,960
1,350,000	Cigna Corporation 10/07/14, 0.21%	1,349,953
825,000	Bacardi-Martini B.V. 10/08/14, 0.25%	824,960
500,000	Rockwell Collins, Inc. 10/08/14, 0.23%	499,978
1,400,000	Bemis Company, Inc. 10/09/14, 0.23%	1,399,928
1,250,000	Bayer AG 10/10/14, 0.21%	1,249,934
875,000	Integrys Energy Group, Inc. 10/14/14, 0.23%	874,927
1,400,000	Kroger Co. (The) 10/14/14, 0.23%	1,399,884
1,175,000	Bacardi U.S.A., Inc. 10/15/14, 0.24%	1,174,890
1,875,000	NorthWestern Corporation 10/16/14, 0.27%	1,874,789
2,000,000	Bayer AG 10/17/14, 0.25%	1,999,778
575,000	CBS Corporation 10/20/14, 0.25%	574,924
1,525,000	CBS Corporation 10/21/14, 0.26%	1,524,780
1,000,000	VW Credit, Inc. 10/22/14, 0.25%	999,854
1,000,000	Aon Corporation 10/23/14, 0.28%	999,829
925,000	Valspar Corporation (The) 10/24/14, 0.26%	924,846
700,000	CBS Corporation 10/27/14, 0.26%	699,869
1,675,000	Georgia-Pacific LLC 10/28/14, 0.25%	1,674,686
450,000	Bacardi-Martini B.V. 10/29/14, 0.24%	449,916
1,275,000	Aon Corporation 10/30/14, 0.29%	1,274,702
925,000	Integrys Energy Group, Inc. 11/03/14, 0.28%	924,763
605,000	Monsanto Company 11/03/14, 0.27%	604,850

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2014 (unaudited)

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 6.14% (continued)
	Commercial Paper — 5.82% (continued)
$1,325,000	UnitedHealth Group Incorporated 11/04/14, 0.22%	$1,324,725
1,000,000	Georgia-Pacific LLC 11/13/14, 0.26%	999,689
		31,476,370
	Variable Rate Security – 0.32%
1,749,245	Fidelity Institutional Money Market Fund – Class I	1,749,245
	TOTAL SHORT-TERM INVESTMENTS
	(cost $33,225,615)	33,225,615
	TOTAL INVESTMENTS
	(cost $447,698,804) — 99.54%	538,003,340
	OTHER ASSETS, NET OF LIABILITIES — 0.46%	2,471,413
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$540,474,753

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

September 30, 2014 (unaudited)

ASSETS
Investments in securities at value (cost $447,698,804)	$538,003,340
Receivables —
Investment securities sold	1,241,316
Dividend and interest	1,192,432
Capital stock subscription	343,209
Total receivables	2,776,957
Other	20,203
Total assets	540,800,500

LIABILITIES
Payables —
Due to adviser —
Management fee	265,711
Accounting and administrative fee	10,905
Total due to adviser	276,616
Other payables and accrued expense	49,131
Total liabilities	325,747
Total net assets	$540,474,753

NET ASSETS CONSIST OF
Paid in capital	$438,408,031
Net unrealized appreciation on investments	90,304,536
Accumulated undistributed net realized gain on investments	8,422,196
Accumulated undistributed net investment income	3,339,990
Total net assets	$540,474,753

NET ASSET VALUE PER SHARE ($.0001 par value,
250,000,000 shares authorized), offering price
and redemption price (27,474,131 shares outstanding)	$19.67

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended September 30, 2014 (unaudited)

INCOME
Dividend (net of foreign taxes of $21,225)	$7,134,969
Interest	34,270
Other	520,131
Total income	7,689,370

EXPENSES
Management fee	1,639,470
Transfer agent fees	111,993
Accounting and administrative fees	67,267
Registration fees	49,914
Printing	16,900
Postage and mailing	14,443
Audit and tax fees	14,013
Custodian fees	13,406
Insurance	7,932
Directors’ fees	6,250
Accounting system and pricing service fees	5,240
Legal fees	5,136
Other operating expenses	2,473
Total expenses	1,954,437
Net investment income	5,734,933

NET REALIZED GAIN ON INVESTMENTS	8,424,243

CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON INVESTMENTS	2,885,549
Net realized and unrealized gain on investments	11,309,792
Net increase in net assets resulting from operations	$17,044,725

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the six months ended September 30, 2014 (unaudited) and the year ended March 31, 2014

	Six Months
	Ended
	09/30/2014	Year Ended
	(unaudited)	03/31/2014
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$5,734,933	$9,580,350
Net realized gain on investments	8,424,243	29,293,519
Change in net unrealized appreciation/depreciation
on investments	2,885,549	28,504,008
Net increase in net assets
resulting from operations	17,044,725	67,377,877

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,597,793)	(9,305,946)
From net realized gain on investments	(12,560,829)	(19,219,904)
Total distributions	(17,158,622)	(28,525,850)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(3,544,270 and 12,087,900 shares, respectively)	70,534,821	227,505,935
Reinvestment of distributions
(833,392 and 1,384,374 shares, respectively)	16,119,560	26,722,043
Cost of shares redeemed
(3,168,685 and 5,384,078 shares, respectively)	(62,919,633)	(102,188,977)
Change in net assets derived
from capital share transactions	23,734,748	152,039,001
Total increase in net assets	23,620,851	190,891,028

NET ASSETS
Beginning of period	516,853,902	325,962,874
End of period (including accumulated
undistributed net investment income
of $3,339,990 and $2,202,850, respectively)	$540,474,753	$516,853,902

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2014 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on
Form N-CSR for the year ended March 31, 2014.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —
Nicholas Equity Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is to produce reasonable income with moderate long-term growth as a secondary consideration. The following is a summary of the significant accounting policies of the
Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-
sized trading units, issuer analysis, bond market activity and various other factors.
Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of
Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be

Notes to Financial Statements (continued)
September 30, 2014 (unaudited)

observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2014 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$504,777,725
Variable Rate Security	1,749,245
Level 2 –
Commercial Paper	31,476,370
Level 3 –
None	—
Total	$538,003,340
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the period ended September 30,
2014 and the Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to

Notes to Financial Statements (continued)
September 30, 2014 (unaudited)

distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least quarterly. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character.

The tax character of distributions paid during the six months ended September 30,
2014 and the year ended March 31, 2014 was as follows:

	09/30/2014	03/31/2014
Distributions paid from:
Ordinary income	$7,118,916	$13,866,366
Long-term capital gain	10,039,706	14,659,484
Total distributions paid	$17,158,622	$28,525,850

As of September 30, 2014, investment cost for federal tax purposes was
$445,800,337 and the tax basis components of net assets were as follows:

Unrealized appreciation	$100,598,242
Unrealized depreciation	(8,395,239)
Net unrealized appreciation	$92,203,003

The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the holdings in partnership interests.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2014. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended
September 30, 2014. At September 30, 2014, the fiscal years 2011 through 2014 remain open to examination in the Fund’s major tax jurisdictions.

(f) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Notes to Financial Statements (continued)
September 30, 2014 (unaudited)

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of September 30, 2014. There have been no significant subsequent events since September 30, 2014 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties—
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.70% of the average net asset value up to and including $50 million and 0.60% of the average net asset value in excess of $50 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $2,653 for the period ended September 30,
2014 for legal services rendered by this law firm.

(3) Investment Transactions —
For the period ended September 30, 2014, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$52,780,545 and $38,370,941, respectively.

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
November 23, 1993(1)	$10.00	$—		$—		—	$10,000
March 31, 1994	10.04	0.0133		—		14.4 times	10,053
March 31, 1995	10.56	0.2810		—		14.6	10,871
March 31, 1996	12.35	0.3370		—		16.8	13,111
March 31, 1997	12.27	0.4527		0.5483		15.9	14,138
March 31, 1998	14.35	0.5014		0.6586		23.0	18,072
March 31, 1999	12.32	0.4843		0.3278		22.0	16,509
March 31, 2000	11.10	0.4447		0.2392		20.6	15,816
March 31, 2001	11.20	0.1980		—		21.0	16,250
March 31, 2002	12.66	0.1697		—		22.4	18,642
March 31, 2003	9.02	0.1920		—		15.6	13,531
March 31, 2004	12.45	0.1486		—		16.1	18,933
March 31, 2005	13.58	0.2120		—		21.0	20,995
March 31, 2006	13.66	0.3843		0.4259		16.8	22,456
March 31, 2007	15.98	0.3663		0.2138		17.0	27,307
March 31, 2008	12.59	0.3377		2.0340		18.2	25,247
March 31, 2009	8.64	0.4188		—		11.6	17,989
March 31, 2010	13.64	0.3167		—		17.7	29,211
March 31, 2011	15.98	0.3017		0.0041		19.4	34,949
March 31, 2012	15.61	0.4843		0.5318		18.5	36,470
March 31, 2013	17.93	0.4658		0.3584		22.3	44,139
March 31, 2014	19.68	0.4076		0.8054		19.1	51,554
September 30, 2014	19.67	0.1721	(a)	0.4768	(b)	19.6	53,264

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid $0.0837 on May 7, 2014 to shareholders of record on May 6, 2014.
Paid $0.0884 on August 6, 2014 to shareholders of record on August 5, 2014.
(b)	Paid on May 7, 2014 to shareholders of record on May 6, 2014.

Approval of Investment Advisory Contract

(unaudited)

In April 2014, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through April 2015. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended March 31, 2014, the management fee was 0.61% and the total expense ratio (including the management fee) was 0.72%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s expense ratio; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; and (iv) the range and quality of the services offered by the Adviser. The peer group fund data included mid-, large- and small-cap blend and value funds with a prospective objective of equity income and with similar asset sizes. In terms of the peer group data used for performance comparisons, the Fund was ranked 9th, 3rd, 2nd and 2nd out of 15 funds for the one-, three-, five- and ten-year periods ending March 31, 2014. The Fund had the second lowest expense ratio. The Board also reviewed the Fund’s risk/return profile as measured by standard deviation and Morningstar rankings.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated satisfactory performance relative to comparable funds. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees relative to comparable funds.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized from the relationship with the Fund, as expressed by the Adviser’s management in general terms. The Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy

(unaudited)

     Nicholas Equity Income Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Directors and Officers

ALBERT O. NICHOLAS, President, Director and Co-Portfolio Manager

ROBERT H. BOCK, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

DAVID O. NICHOLAS, Senior Vice President

LYNN S. NICHOLAS, Senior Vice President

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

MICHAEL L. SHELTON, Vice President and Co-Portfolio Manager

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Equity Income Fund, Inc.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer

Date: November 25, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer
Date: November 25, 2014

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: November 25, 2014